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                                                                    Exhibit 23.2




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 7, 2000 included in BioSphere Medical Inc.'s Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this registration statement.




                                                         /s/ ARTHUR ANDERSEN LLP
                                                         -----------------------

                                                         ARTHUR ANDERSEN LLP





Boston, Massachusetts
June 1, 2000